EXHIBIT 32.2

CERTIFICATION OF DONALD R. RAMON

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Invesco Mortgage Capital Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Report”), I, Donald R. Ramon, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 12, 2009	Donald R. Ramon Donald R. Ramon Chief Financial Officer